UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Philip Morris International Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(4)	Date Filed: March 25, 2021

Your Vote Counts! PHILIP MORRIS INTERNATIONAL INC. 2021 Virtual Annual Meeting Vote by 11:59 P.M. EDT, on May 4, 2021 PHILIP MORRIS INTERNATIONAL INC. ATTN: KAREN ZANI 120 PARK AVENUE NEW YORK, NY 10017 D34981-P47243-Z78619 You invested in PHILIP MORRIS INTERNATIONAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 5, 2021. Get informed before you vote View the Notice, Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote by Internet or Telephone by 11:59 p.m. EDT, on May 4, 2021, or Point your camera here and Virtually at the Meeting vote without entering a May 5, 2021 control number 9:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/PMI2021

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors:	
1a. Brant Bonin Bough	For
1b. André Calantzopoulos	For
1c. Michel Combes	For
1d. Juan José Daboub	For
1e. Werner Geissler	For
1f. Lisa A. Hook	For
1g. Jun Makihara	For
1h. Kalpana Morparia	For
1i. Lucio A. Noto	For
1j. Jacek Olczak	For
1k. Frederik Paulsen	For
1l. Robert B. Polet	For
1m. Shlomo Yanai	For
2. Advisory Vote Approving Executive Compensation	For
3. Ratification of the Selection of Independent Auditors	For

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D34982-P47243-Z78619